UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2012

TARGA RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-34991	20-3701075
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 4300

Houston, TX 77002

(Address of principal executive office and Zip Code)

(713) 584-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Targa Resources Corp. (the “Company”) held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”) on May 25, 2012. At the Annual Meeting, the Company’s stockholders were requested to: (1) elect three Class II Directors to serve on the Company’s Board of Directors for a term of office expiring at the Company’s 2015 Annual Meeting of Stockholders; and (2) ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2012. The following are the final voting results on proposals considered and voted upon at the meeting, each of which is more fully described in the Company’s proxy statement filed on April 4, 2012:

1.	Each of the three Class II directors that was up for re-election was elected for a term of three years. Votes regarding the election of these directors were as follows:

NOMINEE	VOTES FOR	WITHHELD	BROKER NON-VOTES
In Seon Hwang	31,933,712	3,148,690	3,300,768
Joe Bob Perkins	34,362,995	719,407	3,300,768
Ershel C. Redd Jr.	33,702,500	1,379,902	3,300,768

2.	PricewaterhouseCoopers LLP was ratified as the Company’s independent registered public accounting firm for 2012. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
38,335,519	17,295	30,356

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES CORP.

Dated: May 30, 2012	By:	/s/ Matthew J. Meloy
Matthew J. Meloy
Senior Vice President, Chief Financial Officer and Treasurer